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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                                   MAY 12, 2006
                Date of Report (Date of earliest event reported)

                        COMMISSION FILE NUMBER: 000-50760


                                MKA CAPITAL, INC.
             (Exact name of registrant as specified in its charter)


           NEVADA                                      58-2670972
(State or other jurisdiction           (IRS Employer Identification File Number)
     of incorporation)

               2405 - 300 HUA HAI ROAD, SHANGHAI 200021, PR CHINA
                    (Address of Principal Executive Offices)

                                 +86-21-63354111
              (Registrant's telephone number, including area code)

                               - NOT APPLICABLE -
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))





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                                TABLE OF CONTENTS


Item 5.02 Election of Directors

Signature

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Item 5.02 Election of Directors

Effective today, May 12, 2006, the registrant's board of directors appoints Mr. Andre Michaan as a director to the board. This appointment fills the remaining seat on the board, thereby providing a full board complement of 5 seats.

Mr. Michann is owner and President of Tempo International, a company engaged in the import and export of various commodities globally. The company is located at the Colon Free Trade Zone, in the Republic of Panama, and has a representative office in Hong Kong. The company's sales exceed US$150 Million annually, and it has operated successfully for the past 25 years. Mr. Michaan is 52 years of age, of USA nationality, and a resident of Panama. Prior to this appointment, Mr. Michaan was not, nor has been, employed or affiliated with the registrant. Mr. Michaan has no other directorships with any other reporting companies.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                               MKA Capital, Inc.
                                                                    (REGISTRANT)

Date: May 12, 2006

                                                              By: /s/ David Chen
                                              ----------------------------------
                                                                      David Chen
                                                         Chief Executive Officer